Exhibit 10.7

BirchBioMed Inc.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of _______________, 2026, by and between BirchBioMed Inc., a British Columbia corporation (the “Company”), and the undersigned subscriber (the “Subscriber”).

WHEREAS, the Company intends to offer and sell shares (the “Shares”) of the Company’s common stock, no par value per share (the “Common Stock”), at a price per Share of $10.00 (the “Share Purchase Price”); and

WHEREAS, the Company desires to issue, sell and convey to the Subscriber, Shares at the Share Purchase Price and the Subscriber desires to purchase such Common Stock from the Company, pursuant to and in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Rule 506 of Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Subscriber hereby agree as follows:

1. Purchase and Sale of the Common Stock. Upon the terms and subject to the conditions set forth in this Agreement and in consideration of the subscription amount delivered by the Subscriber to the Company as set forth on the signature page hereof (the “Subscription Amount”), the undersigned Subscriber agrees to purchase, and the Company agrees to sell and issue at the Closing a number of shares of Common Stock (“Purchased Shares”) determined based on dividing the Subscription Amount by the Share Purchase Price.

2. Closings. A Closing under this Agreement will occur provided that (i) the Subscriber has satisfied all conditions set forth herein, (ii) the Company has accepted and executed this Agreement, and (iii) the Subscription Amount has been received from Subscriber into an account of the Company. The Purchased Shares purchased by the Subscriber hereto will be delivered to the Subscriber by the Company promptly following the Closing Date. In the event that a Closing does not occur, Subscriber’s funds will be returned by the Company to the Subscriber, without interest within three (3) business days via wire transfer.

3. Subscriber Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Standing of Subscriber. Subscriber has the legal capacity and power to enter into this Agreement.

(b) Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and to advance the Subscription Amount. The execution, delivery and performance of this Agreement by the Subscriber, and the consummation by the Subscriber of the transactions contemplated hereby, have been duly authorized by all necessary action, and no further consent or authorization of Subscriber is required. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of the Subscriber, enforceable against Subscriber in accordance with the terms hereof.

(c) Information on Subscriber. Subscriber is an “accredited investor,” as such term is defined in Regulation D promulgated by the SEC under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of Canadian companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of, and to make an informed investment decision with respect to, the proposed purchase, which the Subscriber hereby agrees represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Common Stock. The Subscriber acknowledges that an investment in the Company’s Common Stock is highly speculative and the Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

(d) Purchase of Securities. The Subscriber will purchase the Common Stock for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of the Common Stock.

(e) Compliance with Securities Act. The Subscriber understands and agrees that the shares of Common Stock have not been registered under the 1933 Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Common Stock must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

(f) Share Legend. The Shares shall bear the following or similar legend upon issuance:

THE SHARES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

(g) Communication of Offer. At no time was Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(h) No Governmental Endorsement. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Common Stock, or the suitability of the investment in the Common Stock, nor have such authorities passed upon or endorsed the merits of the offering of the Common Stock.

(i) Receipt of Information. Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to invest the Subscription Amount in the Company. Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

(j) Risk of Loss. The Subscriber acknowledges that there may be no market for the Common Stock and that the Subscriber may not be able to sell or dispose of the Common Stock; the Subscriber has liquid assets sufficient to assure that the Subscription Amount will cause no undue financial difficulties and that, after purchasing the Common Stock the Subscriber will be able to provide for any foreseeable current needs and possible personal contingencies. The Subscriber is financially able to bear the economic risk of this investment, including the ability to hold the Common Stock indefinitely or to afford a complete loss of the Subscriber’s investment in the Common Stock.

(l) Subscriber Entity. If the Subscriber is a partnership, corporation, trust, or other entity, (i) the Subscriber represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Common Stock, (ii) the Subscriber has the full power and authority to execute this Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iii) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

4. Company Representations and Warranties. The Company represents and warrants to, and agrees with, Subscriber that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the province of British Columbia. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. As used in this Agreement, the term “Material Adverse Effect” means any material adverse effect on the business, operations, assets, liabilities (actual or contingent), or financial condition of the Company, if any, taken as a whole, or on the transactions contemplated hereby.

(b) Authority; Enforceability. This Agreement have been duly authorized, executed and delivered by the Company and is a valid and binding agreements of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement, to perform its obligations thereunder and to issue, sell and deliver the Common Stock.

(c) Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder and thereunder, including, without limitation, the issuance of the Common Stock.

(e) No Violation or Conflict. Neither the issuance of the Common Stock nor the performance of the Company’s obligations under this Agreement will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Purchased Shares except in favor of Subscriber as described herein;

(f) Shares of Common Stock. Upon issuance, the Shares:

(i) shall be free and clear of any security interests, liens, pledges, claims or other encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii) shall have been duly and validly issued, fully paid and non-assessable; and

(iii) will not subject the holders thereof to personal liability by reason of being such holders.

(g) Investment Company. The Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

5. Broker’s Commission/Finder’s Fee. Each party hereto represents to the other that there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby.

6. Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of this Agreement or any covenant or undertaking to be performed by the indemnifying party hereto.

7. Post-Closing Registration Covenants. The Company shall:

(a) Take all actions to permit the Subscriber to sell all of the Shares pursuant to Rule 144, including, but not limited to, making and keeping public information available, and filing all required SEC reports and other documents in a timely manner.

(b) In addition, the Company shall use commercially reasonable efforts to prepare and file with the SEC a registration statement covering the Shares for an offering to be made on a continuous basis pursuant to Rule 415 (the “Registration Statement”). The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act within one hundred twenty (120) days after the filing thereof. The Company shall use commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the date that is the earliest of (i) the two (2) year anniversary of the effective date of the Registration Statement, (ii) all of the Shares have been sold by the Subscriber and (iii) the Shares may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect addressed and acceptable to the Company’s transfer agent and the Subscriber.

(c) If, after the date hereof and prior to the date the Registration Statement under subsection 7(b) above becomes effective, the Company proposes to register any shares of Common Stock under the Securities Act for sale to the public for the account of other security holders, the Company will cause the Shares to be included with the securities to be covered by the registration statement proposed to be filed by the Company.

(d) This Section 7 shall survive the Closings.

8. Miscellaneous.

(a) Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or email or facsimile transmission if such transmission is confirmed, by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses (or to such other addresses which such party shall subsequently designate in writing to the other party):

(i) if to the Company:

BirchBioMed Inc.

130 Kingscross Drive

King City, Ontario

Canada L7B 1E6

with a copy to:

Harter Secrest & Emery LLP

Attn: Alexander McClean, Esq.

1300 Bausch & Lomb Place

Rochester, New York 14604

(ii) If to Subscriber, to the address set forth next to its name on the signature page hereto.

(b) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement and the Offering Summary delivered herewith.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by email transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d) Law Governing this Agreement and Disputes. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(f) Counsel; Ambiguities. Each party and its counsel have participated, or have had the opportunity to participate, fully in the review of this Agreement and the other Transaction Documents. The parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting the Transaction Documents.

(g) Expenses. The Company and the Subscriber will each bear their own legal and other expenses with respect to the Offering.

(h) Headings. The headings of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on and as of the date set forth above.

THE COMPANY:

BIRCHBIOMED INC.

By:
Name:	Mark Miller
Title:	Chief Executive Officer

SUBSCRIBER:

The undersigned signatories hereby certify that he/she has read and understands the Transaction Documents, and that the representations made by the undersigned in said documents are true and accurate.

Contact information

Address:

Phone Number:
Fax Number:
Email:

Taxpayer ID:

Subscription Amount:	$		(USD)

Purchased Shares:

Name of Subscriber:

(signature)

By:
Title:
		Dated:	_________, 2026

[Signature Page to Subscription Agreement]